SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


March 30, 1999
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del Rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On March 15, 1999 Syncronys Softcorp filed its eighth Monthly Interim Statement and Debtor in Possession Operating Report for the period: February 1,1999 through February 28, 1998.
Reports details listed under Item 7 following this item.







                                                                Page 2 of 10
Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 8
Debtor                                        For the period From:  1-Feb-99
Chapter 11 Case No: LA98-38413VZ                               To: 28-Feb-99

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $415,680.26    170,837.23      100.00
B. Less: Total Disbursements per all
                Prior statements          411,889.51    170,702.11       90.00
C. Beginning Balance (A less B)             3,790.75        135.12       10.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:               331,015.00     21,400.00           0
E. Balance Available (C plus D)           334,805.75     21,535.12       10.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           70,373.15     21,447.39           0
G. Ending Balance (E less F)             $264,432.60        $87.73      $10.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand - None

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 3/15/99
                          Walter D. Doyle                   Alan Hart



                          President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession
                                                                Page 3 of 10
                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

02/01/99 Deposit Digital River & Misc. Sales       740.14
02/02/99 Deposit Secured Loan                   10,000.00
02/05/99 Deposit Misc. Sales                        85.17
02/09/99 Deposit Secured Loan                   10,000.00
02/11/99 Xfer    Transfer to Payroll Account               10,700.00
02/16/99 Deposit Secured Loan                   30,000.00
02/17/99 Deposit Misc. Sales and Vendor Refunds    109.53
02/22/99 Deposit Secured Loan                  100,000.00
02/22/99 Deposit Misc. Sales and Vendor refund      95.16
02/25/99 Xfer    Transfer to Payroll Account               10,700.00
02/25/99 Deposit Secured Loan                    5,000.00
02/25/99 Deposit Secured Loan                    7,000.00
02/25/99 Deposit Secured Loan                    8,000.00
02/25/99 Deposit Secured Loan                  120,000.00
02/26/99 Deposit Secured Loan                    9,985.00
02/26/99 Deposit Secured Loan                   30,000.00

         Total Receipts this period            331,015.00  21,400.00
         Less Transfers between accounts                   21,400.00
         Net Deposit                           331,015.00       0.00



                 Disbursements

02/01/99 ED      ADP Payroll processing Fee                    34.75
02/01/99 CK1210  Brian Semler - March Rent       2,481.60
02/02/99 CK1211  Summitt Reprographics -Printing   326.48
02/03/99 CK1212  Nimbus MFG - Inventory Purchase    33.00
02/04/99 CK1213  Carl Kosnar - Consulting        2,000.00
02/05/99 CK1214  GTE California - Phone (ISDN)     436.91
02/11/99 Xfer    Transfer to Payroll Account    10,700.00
02/11/99 CK1215  Carl Kosnar - Consulting        2,000.00
02/11/99 CK1216  Eddie Williams - Expense Reimbu.  525.00
02/12/99 ED      Payroll Taxes                              2,294.35
02/15/99 ED      Payroll Net Amount                         8,403.59
02/18/99 ED      ADP Payroll Processing Fee                    34.75
02/15/99 CK1217  Ingram Gore - Consulting        1,100.00
02/15/99 CK1218  VSP - Vision Plan Premium          95.36
02/15/99 CK1219  Smart & Final - Office Supplies   102.14
02/15/99 CK1220  Pacific Alarm - Alarm System       66.61
02/15/99 CK1221  Viking Office Products - Supplies 101.87
02/15/99 CK1222  Labor Ready - Temporary Service   155.36
02/15/99 CK1223  GTE - Phone Bill                1,110.89
02/15/99 CK1224  Frontier Comm. - Phone Bill       773.11
02/15/99 CK1225  Cyberverse - Web Page Hosting     324.80
02/15/99 CK1226  Jeff Brigeford - Expense Reimbu.   29.34
02/15/99 CK1227  Blue Shield - Health Insurance    671.75
02/15/99 CK1228  Blue Shield - Dental Plan         147.26
02/15/99 CK1229  Allstate Maintenance - Cleaning   150.00
02/15/98 CK1230  Alan Hart - Expense Reimbu.       118.00
                                                                Page 4 of 10

02/15/99 CK1231  Intuit - Tax Software             113.55
02/17/99 CK1232  Void
02/17/99 CK1233  US Postal Service - Postage       200.00
02/17/99 CK1234  Void                                0.00
02/17/99 CK1235  Carl Kosnar - Consulting        4,000.00
02/17/99 CK1236  April Robertson - Consulting    1,000.00
02/17/99 CK1237  Walter Doyle - Advance against
                 Expenses                        5,000.00
02/17/99 CK1238  Levene, Neale, Bender & Rankin
                 BK Attorney - Retainer         15,000.00
02/22/99 CK1239  Daniel Taylor - Consulting      5,000.00
02/24/99 CK1240  Blue Shield - Group Insurance     671.75
02/24/99 CK1241  City of LA Muni. Services-Power   437.62
02/24/99 CK1242  Cybervese - Web Page Hosting      324.80
02/24/99 CK1243  DHL - Courier Service              68.39
02/24/99 CK1244  GTE - Phone Bill                1,032.07
02/24/99 CK1245  GTE - ISDN Line                   552.19
02/24/99 CK1246  IOS Capital - Copier Lease        446.56
02/24/99 CK1247  Pacific Alarm - Alarm Service      35.00
02/24/99 CK1248  Kelly Services - Temp Service   1,308.56
02/24/99 CK1249  Pitney Bowes - Postage Meter
                 Lease                             170.19
02/24/99 CK1250  Pitney Bowes - Postage Meter -
                 Relocation to new office           75.00
02/24/99 CK1251  Smart & Final - Office Supplies   302.03
02/24/99 CK1252  Southwestern Bell - Phone Bill    126.55
02/24/99 CK1253  Viking Office Products - Supplies 151.82
02/25/99 Xfer    Transfer to Payroll Account    10,700.00
02/25/99 CK1254  City Clerk - City of Los Angeles
                 Business Taxes - Renewal (1999)   110.86
02/26/99 ED      Payroll Taxes                              2,275.20
02/28/99 ED      Payroll Net Amount                         8,404.75

         Total Disbursement this period        $70,373.15  21,447.39      0.0
         Less transfers between accounts        21,400.00       0.00      0.0
         Net Disbursements this period          48,973.15  21,447.39      0.0





                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 8
Debtor                                        For the period From:  1-Feb-99
Chapter 11 Case No: LA98-38413VZ                               To: 28-Feb-99
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $23,501
Less: Sales Returns and Discounts            0
      Net Sales                                  23,501
Less: Cost of Goods Sold:
Beginning Inventory at Cost             21,210
Add: Purchases                              33
Less: Ending Inventory at Cost          21,210
      Cost of Goods Sold                             33
           Gross Profit                                     23,468
Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    19,750
      Total Salaries and Wages                   19,750
      Employee Benefits and Pensions                842
Payroll Taxes                            1,628
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                 1,628
Rent and Lease Exp(Real & Personal Prop) 2,482
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       297
Depreciation and Amortization              465
Repairs and Maintenance                    150
Advertising                                  0
Supplies, Office Expenses, copies, etc.)   472
Bad Debts                                    0
Miscellaneous Operating Expenses:       15,091 (see attached sheet)
      Total Operating Expenses                   41,177
            Net Gain/Loss from Business Operations         (17,709)

B. Not Related to Business Operations:
Income:
      Interest income                                 2
      Other Non-Operating Revenue -Refunds       13,089
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                  13,091
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney  7,261
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(11,879)
                                                                Page 6 of 10

     Syncronys Softcorp February 1999 Misc. Operating Expenses

          Bank Charges                    89
          Business License               111
          Consultants - G&A            9,000
          Consultants - M&S            2,200
          Copier & Postage meter lease   223
          Corporate Fees                   0
          Courier                         68
          Dues and Subscriptions           0
          Misc. Marketing Expenses         0
          Misc. R&D                        0
          Payroll Service - fees          70
          Postage                        131
          Press releases                 525
          Telephone                      678
          Temporary personnel          1,119
          Web Site & Internet            877


     Total Misc. Operating Expenses  $15,091

Debtor in Possession Operating Report No: 8  Page 2 of 3
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $3,301          $      0
      Overdue     31 - 60 Days            0                 0
      Overdue     61 - 90 Days            0             2,155
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $3,301          $  2,155

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $213.43       4/09/99


4. Tax Liability:
      Gross Payroll Expense for Period:                  $19,750
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding    2/15/99        $1,752
Taxes                            2/28/99         1,752          0
State Payroll & Withholding      2/15/99           543
Taxes                            2/28/99           523          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):

Debtor in Possession Operating Report No: 8  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $16,298

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250 01/29/99  1,250  1205       0

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 3/15/99
                          Walter D. Doyle                   Alan Hart



                          President / CEO                   Accountant
                          Syncronys Softcorp   	            Syncronys Softcorp
                          Debtor in Possession              Debtor in Possession

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: March 30, 1999                                  By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO